                                                                  EXHIBIT 10(s)
                           Amendment and Assignment

                      United HealthCare Insurance Company

                    American Association of Retired Persons

                      Trustees of the AARP Insurance Plan

                              AARP Services, Inc.


         This ASSIGNMENT is made and entered into as of the 28th day of December, 1999, by and between the American Association of Retired Persons ("AARP"), the Trustees of the AARP Insurance Plan ("AARP Trust"), United HealthCare Insurance Company ("United"), and AARP Services, Inc. ("Services").


                                   WITNESSETH


         WHEREAS, AARP has made available to its members a group Medicare supplement, hospital indemnity and certain other medical insurance coverages and other products from United (the "Program"); and

         WHEREAS, the Program is presently being made available pursuant to an Agreement between the parties dated as of February 26, 1997 (the "United Agreement"); and

         WHEREAS, AARP is desirous of restructuring its operational structure whereby certain activities formerly conducted by AARP, including performance of quality control operations, monitoring of service providers, and granting third parties use of the AARP Mailing List, will in the future be conducted by Services and no longer be conducted by AARP; and

         WHEREAS, AARP and United desire to assign certain of their respective rights and obligations relating to quality control, monitoring and the AARP Membership Information as set out in the United Agreement to Services, a wholly-owned subsidiary of AARP, which subsidiary will carry out these activities formerly carried out by AARP.

NOW THEREFORE, IT IS AGREED:

1) Attached hereto as Exhibit A is a copy of the United Agreement between AARP, the AARP Trust, and United effective as of February 26, 1997. By this Assignment, AARP assigns all of its rights, title and interests in such Agreement as they relate to quality control, monitoring and the AARP Membership Information, to Services, saving and excepting to itself those rights, title and interests contained in the Agreement relating to the exclusive right of AARP to its name, symbol, mark, logos, and acronym (the "AARP Marks") and the right of AARP to receive a royalty for the use of the AARP Marks. The Definitions as set out in Article 2 of the United Agreement are incorporated herein by reference to the extent that such Definitions are applicable. All other provisions of the United Agreement not assigned shall remain as set out in the United Agreement and shall control to the extent consistent with the terms of this Assignment.

2) The allowances determined in accordance with Section 6.1 of the United Agreement and payable in accordance with Section 6.7 of the United Agreement shall be payable under the same terms and conditions by United to AARP.

3)   AARP hereby assigns and transfers to Services:

     a) All of its rights, title and interests in the United Agreement as they relate to quality control and monitoring of the use by United of the AARP Marks.

    (b) A license to use and sublicense the AARP names, addresses, and member identification number(s) (the "Membership Information").

     c) Nothing herein shall be interpreted as AARP assigning those rights, title and interests contained in the United Agreement relating to the exclusive right of AARP to the AARP Marks and the right of AARP to receive a royalty for the use of the AARP Marks.

     d) All rights, title and interests not assigned by this Assignment shall remain as set out in the United Agreement and shall control to the extent consistent with the terms of this Assignment.

4) It is intent of the parties hereto that the payment made by United to AARP pursuant to the United Agreement and referred to as an allowance is a royalty and pursuant to this Assignment and the agreement referred to in this paragraph, the royalty is to be bifurcated into a payment to AARP Services for Quality Control and monitoring and to AARP for use of the AARP Marks. AARP shall grant United an exclusive license to use the AARP Marks by separate agreement. Such separate agreement shall obligate United to compensate AARP for the use of its intangible property by the payment of a royalty. A copy of such separate agreement is attached hereto as Exhibit B.

5) The quality control, monitoring and AARP Membership Information rights and obligations set out in the United Agreement which are hereby transferred to Services are as follows:

     a) Quality Control: Services shall be responsible for ensuring that United maintains all of the standards and meets all of the requirements set out in the United Agreement. Services shall be subject to the obligations of AARP contained therein. All reports required of United formerly to have been provided to AARP shall be provided by United to Services.

         b) Monitoring: An activity of Quality Control consisting of the overseeing of operations as called for in the United Agreement.

         c) Any and all rights of United to the AARP Membership Information are hereby transferred from AARP to Services. AARP has licensed the use of its member mailing list and Membership Information to Services by separate agreement with the right of Services to sublicense such information. Services hereby grants to United all rights to the Membership Information formerly granted to United by AARP pursuant to the United Agreement. Any and all approvals required of AARP as to the use of the Membership Information pursuant to the United Agreement shall be requested by United from Services.

         d) All rights of United as to the Membership Information remain as they are set out in the United Agreement, with such rights to be provided by Services. United acknowledges Services as the successor to AARP for all purposes relating to Membership Information. Nothing in this Assignment Agreement shall grant to Services or United any rights whatsoever as to the AARP Marks.

6) United shall pay to Services the sum of the following amounts as compensation:

         a) For Membership Information, during the term of this Assignment, United shall pay to Services an amount equal to eight percent (8%) of the amount computed pursuant to Article 6 of the United Agreement.

         b) For Quality Control services, United shall pay to Services an amount equal to Services' costs to perform such services, plus ten percent (10%). Services shall bill United for these services and payment shall be made within thirty (30) days.

         7) Notices required or appropriate to be given under this Agreement shall be given as set out in the United Agreement, with a copy of all such notices:

              To Services:

              AARP Services, Inc.
              601 E Street, N.W.
              Washington, D.C. 20049
              FACSIMILE NUMBER: (202) 434-2339
              Attention: Steven Zaleznick, President

         8) All representations, warranties and indemnifications made by the parties to the Agreement being amended are hereby incorporated by reference with modifications as necessary to result in Services assuming those representations, warranties and indemnifications of AARP to the extent they relate to the subject matter of this Amendment and Assignment, and Services being the beneficiary of those representations, warranties and indemnifications of the service provider to the extent they relate to the subject matter of the Amendment and Assignment.

         9) This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

         10) This Agreement may be executed in counterparts, each of which shall be deemed to be an original.

              IN WITNESS WHEREOF, the parties have executed this Agreement this 28th day of December, 1999.


American Association of Retired Persons

By:   /s/ Horace B. Deets
   ------------------------------------------

      Horace B. Deets, Executive Director



Trustees of the AARP Insurance Plan

By:   /s/ Illegible
   ------------------------------------------




United HealthCare Insurance Company

By:   /s/ Illegible
   ------------------------------------------



AARP Services, Inc.

By:   /s/ Steven Zaleznick
   ------------------------------------------
      Steven Zaleznick

                               ROYALTY AGREEMENT

                      United HealthCare Insurance Company
                    American Association of Retired Persons
                      Trustees of the AARP Insurance Plan

         This AGREEMENT is made and entered into as of the 28th day of December, 1999, by and between the American Association of Retired Persons ("AARP"), the Trustees of the AARP Insurance Plan ("AARP Trust"), and the United HealthCare Insurance Company ("Provider").

                                   WITNESSETH

         WHEREAS, AARP, the AARP Trust, and Provider are parties to an agreement dated as of February 26, 1997 ("Agreement") under which AARP licenses its name, symbol, mark, logos, service marks and acronym ("AARP Marks") to Provider, and under which the Provider makes available services to AARP members. AARP receives an allowance as compensation for such licenses under the Agreement.

         WHEREAS, AARP and the Provider have determined that the allowance for the licenses is in fact a royalty.

         WHEREAS, AARP Services, Inc. ("Services") is a wholly-owned subsidiary of AARP that is governed and operated separately and independently from AARP.

         WHEREAS, AARP, the AARP Trust, and the Provider have entered into an assignment ("Assignment") with Services, under which AARP and the Provider have assigned to Services certain of their rights, title and interests in the Agreement, and, pursuant to such Assignment, AARP has reserved unto itself all of its right, title and interest in the AARP Marks.

         WHEREAS, AARP has entered into an agreement with Services ("AARP-Services Agreement"), under which Services will fulfill all of the rights and obligations of AARP as set out in the Agreement.

         WHEREAS, AARP and the AARP Trust wish to enter into this royalty agreement ("Royalty Agreement") with Provider, under which AARP solely licenses the AARP Marks to Provider, and receives in return royalties solely for the use of its intangible property.

         WHEREFORE, IT IS AGREED:

         1) To the extent that this Royalty Agreement modifies provisions of the Agreement, this Royalty Agreement replaces and supersedes such provisions in the Agreement relating to AARP's license to Provider of the AARP Marks, and the right of AARP to receive a royalty for such license. All other provisions of the Agreement shall remain in full force and effect. Should any provision of this Royalty Agreement conflict with a provision of the Agreement and such provision not relate to the license of the AARP Mark or payment therefore, the provision of the Agreement shall control.

         2) AARP hereby grants and licenses to Provider the exclusive right to use the AARP Marks, in connection with Provider's operation of the program carried on by Provider as set forth in the Agreement.

         3) The license described in par. 2 above shall be for the time period as set out in the Agreement.

         4) As payment for the use of the intangible rights described in Par. 2 above, Provider shall pay AARP a royalty fee of the amount as set out in Article 6 of the Agreement as an allowance, modified as follows:

              a) During the term of this Royalty Agreement, there shall be deducted by Provider from the amount due to AARP pursuant to
              Article 6 of the Agreement an amount equal to eight percent (8%) of such amount, plus any amount paid to

              AARP Services for its quality control activities carried on to enable it to comply with its rights and obligations set out in the Assignment.

              b) It is the intent of the parties to this Royalty Agreement that the amounts due to AARP under this Royalty Agreement plus the amounts paid by Provider to AARP Services to enable it to fulfill its rights and obligations under the Assignment shall equal the amount which would have been paid to AARP under the Agreement.

         5) The foregoing royalty constitutes the sole and entire payment AARP is entitled to receive hereunder or otherwise from Provider for the license granted hereunder.

         6) Provider shall comply with the provisions of the Assignment; shall furnish all necessary information to Services on a timely basis; and shall pay Services for Service's activities in assisting Provider to comply with the provisions of the Assignment.

         7) Should the Agreement be terminated pursuant to its terms, this Royalty Agreement shall terminate at the same time.

         8) Any dispute arising out of or relating to this Royalty Agreement, including, but not limited to, interpretation, validity, or breach of this Royalty Agreement shall be resolved as if this Royalty Agreement was part of the Agreement and the provisions of Article 11 of the Agreement applied.

         9) Neither AARP nor Provider are now, nor shall they become or be considered as, either principal or agent of the other in connection with the program as set out in the Agreement, nor shall AARP and Provider be joint venturers or partners either in carrying out their respective duties and obligations under this Royalty Agreement or for any other purpose. AARP is not will it become or be considered, as having an ownership interest in the program as set out in the

Agreement, nor in Provider (except AARP is the sole and exclusive owner of all proprietary and other property rights in interests in and to the AARP Marks) and AARP shall not be liable or responsible in any such capacity or capacities. Accordingly, Provider shall at no time and in no medium or manner state or imply that the AARP has any such interest in or connection with, Provider or the program as set out in the Agreement except that Provider may, in promotional materials, describe or provide information about the license granted hereunder.

         10) This Agreement constitutes the entire agreement among the parties with respect to the matters treated herein and supersedes and replaces any prior Agreement between the parties. Modifications or amendments to this Agreement shall be effective only if in writing and signed by the parties.

         11) The parties shall keep each other reasonably informed about legal or any other developments affecting the Program, shall cooperate with one another to carry out and implement the terms and objectives of this Agreement and shall perform such further acts, execute such further documents, and enter into such further agreements as may be necessary or appropriate to these ends. Without limiting the foregoing, each shall permit the other party (and its authorized representatives) reasonable access to its files and records and shall make available to the other party (and its authorized representatives)for consultation responsible officials for the purpose of more fully carrying out the terms and objectives of this Agreement, provided that the same be requested during normal business hours and upon reasonable notice

         12) Provider may from time to time propose to AARP, for its approval, additional products to include within the program.

         13) Notices required or appropriate to be given under this Agreement shall be given as set out in the Agreement.

         14) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid, but if any provision of this Agreement shall be held to be prohibited or invalid, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. No failure on the part of any party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder by any party preclude any other or further exercise of any other right and no waiver whatever shall be valid unless in a signed writing, and then only to the extent specifically set forth in such writing. No waiver of any right hereunder shall operate as a waiver of any other or of the same or similar right on another occasion.

         15) The Article and Section headings contained in this Agreement are not part of this Agreement, are for the convenience of reference only and shall not affect the meaning, construction or interpretation of this Agreement.

         16) This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

         17) This Agreement may be executed in counterparts, each of which shall be deemed to be an original.

         IN WITNESS WHEREOF, the parties have executed this Agreement this 28th day of December, 1999.


American Association of Retired Persons     Trustees of the AARP Insurance Plan


By: /s/ Horace B. Deets                      By:  /s/ Illegible
   -------------------------------------          ----------------------------
     Horace B. Deets, Executive Director              Illegible


United HealthCare Insurance Company


By:/s/ Illegible
   -------------------------------------
       Illegible

             FOURTH AMENDMENT TO THE AARP HEALTH INSURANCE AGREEMENT



         This Fourth Amendment to the AARP Health Insurance Agreement (this "Amendment"), dated as of December 18, 2001 (the "Effective Date"), is made by and between AARP Services, Inc., a Delaware corporation ("ASI") and United HealthCare Insurance Company, a Delaware corporation ("United"). The parties hereto shall collectively be referred to as the "Parties."

                                    RECITALS

         A. The AARP, the Trustees of the AARP Insurance Plan, and United are parties to a certain AARP Health Insurance Agreement dated as of February 26, 1997 (the "Original Agreement").

         B. The Original Agreement was first amended effective January 1, 1998, to address the Medicare Select product (the "First Amendment").

         C. The Original Agreement was also amended effective January 1, 1998, to address the Health Care Options Pharmacy Service offered to SHIP Pharmacy Insureds (the "Second Amendment").

         D. By subsequent amendment and assignment on December 28, 1999, AARP, AARP Trust and United agreed to the assignment to and assumption by ASI of certain rights and obligations (the "Third Amendment").

         E. The Original Agreement and its subsequent amendments shall hereinafter collectively be referred to as the "Agreement." Capitalized terms not defined in this Amendment but defined in the Agreement shall have the meanings set out therein.

         F. Since the execution of the Agreement, United, ASI and its consultants have worked together to develop certain Developed Systems to support the administration of the SHIP

Plans and the provision of Services, the costs of which were approved by ASI and charged to the SHIP. The Developed Systems are set forth in more detail on
Exhibit 7.7.2 hereto.

         G. Section 7.7.2 of the Agreement provides that the Developed Systems are to be owned as agreed among the Parties. In accordance with Section 7.7.2, the Parties desire to provide a clear delineation of the rights of the Parties with respect to the Developed Systems, as more fully set forth in this Amendment.

         Now, therefore, the Parties agree as follows:

         A. Article 7 of the Agreement is amended by the addition of the following subsections 7.7.2.1 through 7.7.2.5:

                  7.7.2.1. Approval. United shall not, alone or in conjunction with any other person or entity, license, sell or otherwise utilize the Developed Systems for the purpose of enabling or facilitating the provision of any service or product other than in connection with the SHIP without the prior written approval of ASI, such approval not to be unreasonably withheld.

                  7.7.2.2. Use of Developed Systems involving a Directly Competitive Service or Product Prohibited. United shall not, alone or in conjunction with any other person or entity, license, sell or otherwise utilize the Developed Systems for the purpose of enabling or facilitating the provision of any Directly Competitive Service or Product, unless the Parties mutually agree otherwise. A "Directly Competitive Service or Product" means the following services and products offered to or through any other group (other than AARP and its subsidiaries): Medicare supplement insurance, supplemental medical insurance, supplemental hospital indemnity insurance, long term care insurance, dental insurance, pharmacy services, vision services and any other services or products upon which the Parties mutually agree.

                  7.7.2.3. Compensation. The Parties hereby agree that a licensing fee shall be paid for any use, sale or license of the Developed Systems that is approved by ASI. The licensing fee shall be reimbursed to the SHIP in consideration of its capital investment in the Developed Systems. The amount of the licensing fee shall be as the Parties mutually agree and may take into account the following criteria: (a) utilization of hardware capacity (e.g., servers, computer systems, and network hardware) comprising the Developed Systems, (b) utilization of software capacity (e.g., database management systems, and modeling algorithms) comprising the Developed Systems, (c) direct expense of engineering resources comprising the Developed Systems, (d) direct expense of design resources comprising the Developed Systems and
         (e) consideration of the size or scope of the project involving the Developed Systems.

                  7.7.2.4. Budgetary Considerations. All costs, fees, and future funding provided with respect to the development of the Developed Systems shall be governed by ASI's budget and approval process for the SHIP; provided, however, that any such costs, fees, and funding which are required for the SHIP due to an Event of Force Majeure shall not be withheld.

                  7.7.2.5. Future Development. United may at any time independently develop systems, notwithstanding any prior exposure by its engineering team to the Developed Systems. However, unless approved by ASI pursuant to subsection 7.7.2.1 above, United may not utilize the proprietary customized source code and object code, hardware, custom software, copyrighted material and/or patented technology comprising the Developed Systems, except for the know-how, processes, and other intellectual property, including patentable or copyrightable materials developed, owned or possessed by United's contractors and embedded in, underlying or constituting a part of the Developed Systems, the right, title and interest of which did not pass to United.


                  B. Exhibit 7.7.2 is revised to read as set forth in the attached Exhibit 7.7.2, which is hereby incorporated by reference as the new Exhibit 7.7.2.

                  C. This Amendment shall survive termination of the Agreement; however, this Amendment does not supercede the termination provisions of Article 10.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the date first set forth above.



AARP SERVICES, INC.


By:      _______________________________________

Print Name:       _________________________________

Print Title:      _________________________________



UNITED HEALTHCARE INSURANCE COMPANY

By:      __________________________________________

Print Name:       _________________________________

Print Title:      _________________________________

                                                                   EXHIBIT 7.7.2


I. Developed Systems

         Developed Systems are comprised of:

         A. The new SHIP policy administration system, which includes all portions of the new SHIP policy administration system and any future enhancements, augmentation or modifications made thereto, including hardware (servers, desktop machines, and network infrastructure), systems software, and applications software, developed, licensed or purchased by United, to date or in the future, as replacement for the current SHIP ADMIN Policy Administration System, and funded out of the SHIP ("COMPAS"). COMPAS supports or will support four functional SHIP areas; member enrollment and maintenance; customer service level II; fulfillment; and billing and collection (including plan and rate structure, billing and premium calculation, and accounts receivable).

         B. All portions of the SHIP Claims system developed by United and funded out of the SHIP.

         C. Other Business Transition-Related Systems -- All systems developed or licensed to support the transition of non-Core SHIP business functions from the Member Services Vendor to United, and funded by the SHIP.

             FIFTH AMENDMENT TO THE AARP HEALTH INSURANCE AGREEMENT


         AARP Services, Inc. ("ASI") and United HealthCare Insurance Company ("United") hereby agree to this Fifth Amendment of the AARP Health Insurance Agreement entered into and dated as of February 26, 1997, and subsequently amended, as set forth below:

A. Article 2 of the Agreement is amended by the addition of the following Sections 2.126, 2.127 and 2.128:

         "2.126. AARP HealthLine Services means the services offered by United to SHIP Medicare Supplement Insureds as described in subsection 3.2.2(i) and Exhibit 3.2.2(i) of the Agreement.

         2.127. AARP HealthLine Claim Savings means the savings, expressed in dollars, derived from SHIP Medicare Supplement Insureds' utilization of AARP HealthLine Services. This is calculated using a model described in
         Exhibit 2.127 hereto that is based on differences in level of service between an individual's intention regarding care before calling to the care that the individual actually received after calling, as verified through aggregate reporting to ASI.

         2.128. SHIP Medicare Supplement Insured means an individual who is insured under any SHIP Plan that is a Medicare supplement insurance plan, including prestandardized and standardized Medicare Supplement insurance and Medicare Select."


B. Subsection 3.2.2(g) of the Agreement is deleted in its entirety and replaced with the following:

         "3.2.2(g).  Reserved."


C. Subsection 3.2.2 of the Agreement is amended by the addition of new subparagraph (i) to read as follows:

         "(i) United shall make available to all SHIP Medicare Supplement Insureds access to the AARP HealthLine Services. The AARP HealthLine Services are set forth in Exhibit 3.2.2(i) which is attached hereto and made a part of the Agreement. Additionally, United agrees to the following:

         (1) Performance Standards. United shall meet or exceed the performance standards and measurements set forth in Exhibit 3.2.2(i)(1) in performing its obligations under this subsection.

D. (2) Program Performance Evaluation. United shall conduct a program performance evaluation beginning at 18 months following the effective date of the Fifth Amendment. The performance evaluation will measure the following program components: utilization of service, including overall utilization and ratio of new users to repeat users; customer service, including average speed of answer, call abandonment rate, member satisfaction and retention, and complaint resolution; projected return on investment based on program usage by SHIP Medicare Supplement Insureds; cross referrals into other AARP Health Care Options products; and clinical call mix. The Parties agree that the results of such evaluation may necessitate changes to the program, which may be made upon mutual agreement except as set forth in subsection 10.2.3 below.

         (3) Training. United shall develop and implement, to the satisfaction of ASI, training for employees supporting the AARP HealthLine Services, which shall address the operation and provision of AARP HealthLine Services and areas of special concern when dealing with senior sensitivity and mature customers.

         (4) Reports. United shall provide monthly and quarterly reports to ASI, at intervals and in a format and medium to be agreed to by the Parties, to monitor and evaluate program performance. These reports shall include, but are not limited to reports on utilization of service, customer service, satisfaction, marketing results and analysis, and an aggregate report that verifies the elements of the AARP HealthLine Claim Savings Model.

         (5) Marketing Communications. United shall develop an annual AARP HealthLine Services marketing plan which shall be submitted to ASI for its review and approval. United shall communicate the availability and benefits of the AARP HealthLine Services in existing AARP member communications. United shall adhere to the then-current AARP Health Care Options review and approval process for all written or scripted oral marketing, promotional, member and all other communications which shall be disseminated to SHIP Medicare Supplement Insureds or the general AARP membership describing the AARP HealthLine Services ("Promotional Materials"). United shall use the product name designated by ASI when providing AARP HealthLine Services under this Agreement.

         (6) Additional Promotional Materials. In addition to the communications described in subsection 3.2.2(i)(5) above, United shall communicate in writing the availability and benefits of the AARP HealthLine Services at least two (2) times per year through the following Promotional Materials ("Additional Promotional Materials"): welcome packet and reminder postcards or other mailings. United shall receive *** for each active SHIP Medicare Supplement Insured per month for the term of this Amendment to produce and mail the Additional Promotional Materials. This charge is in addition to the compensation set forth in section 6.11."

         (7) Subcontract. Certain of the AARP HealthLine Services shall be provided by Optum pursuant to an agreement between United and Optum, an executed copy of which shall be provided to ASI ("Optum Services Agreement"). ASI shall have the right to review and approve any proposed changes to the Optum Services Agreement.


*** Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

E. Section 6.10 of the Agreement is amended by deletion of the reference to "care coordination programs."

F.       Article 6 of the Agreement is amended by the deletion of subsection
         6.10.2.

G. Article 6 of the Agreement is further amended by the addition of the following new section 6.11, inclusive of subsections 6.11.1 through 6.11.4:

         "6.11 AARP HealthLine Services. Compensation for the AARP HealthLine Services shall be paid as follows:

         6.11.1 For the first year that the Fifth Amendment is in effect ("Year One"), United shall be paid *** for each active SHIP Medicare Supplement Insured per month. If, at the end of Year One, the AARP HealthLine Claim Savings total *** or more, United shall be paid an additional *** for each active SHIP Medicare Supplement Insured per month for Year One. United's compensation under this subsection shall be treated as a Pass-Through Expense. Refer to Exhibit 6.11 for a table that displays United's compensation under this subsection.

         6.11.2 For the second year that the Fifth Amendment is in effect ("Year Two"), United shall be paid *** for each active SHIP Medicare Supplement Insured per month. If, at the end of Year Two, the AARP HealthLine Claim Savings total *** or more for Year Two, United shall be paid an additional *** for each active SHIP Medicare Supplement Insured per month for Year Two. United's compensation under this subsection shall be treated as a Pass-Through Expense. Refer to Exhibit
         6.11 for a table that displays United's compensation under this subsection.

         6.11.3 Utilization. The projected annual utilization rate of the AARP HealthLine Services is *** of the total number of SHIP Medicare Supplement Insureds. In the event that the actual utilization rate for Year Two or any subsequent year is above *** but below ***, United's compensation shall be reduced by *** per active SHIP Medicare Supplement Insured per month for the applicable year. In the event that the actual utilization rate for Year Two or any subsequent year is *** or below, United's compensation shall be reduced by *** per active SHIP Medicare Supplement Insured per month for the applicable year.

         6.11.4 Compensation to ASI. In consideration of the services that ASI performs, including administration and oversight responsibilities relating to member communications, marketing and operations, ASI shall be paid as follows: $200,000 per year if there are less than 2,200,000 SHIP Medicare Supplement Insureds eligible for AARP HealthLine Services; $250,000 per year if there are between 2,200,000 and 2,600,000 eligible SHIP Medicare Supplement Insureds; or $300,000 per year if there are 2,600,000 or more eligible SHIP Medicare Supplement Insureds. ASI will be paid one-twelfth of its projected annual compensation by the 15th of each calendar month. Within sixty (60) days after the end of each calendar year, a reconciliation of the prior year's payments will be made. ASI's compensation shall be treated as a Pass-


*** Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

H.       Through Expense."


I. Article 10 of the Agreement is amended by the addition of the following subsection 10.1.1:

         "10.1.1 The provisions of the Fifth Amendment shall become effective on January 1, 2002, shall remain in effect until December 31, 2003."


J. Article 10 of the Agreement is further amended by the addition of the following subsections 10.2.1 and 10.2.2:

         "10.2.1 Termination for Breach. Any party may terminate the Fifth Amendment upon sixty (60) days prior written notice in the event of a material breach by another party, provided that such breach has not been cured to the non-breaching party's reasonable satisfaction within that sixty (60) day period. United's failure to meet or exceed the performance standards and measurements set forth in Exhibit 3.2.2(i)(1) for three (3) consecutive months or for three (3) months within any twelve (12) month period shall be considered a material breach.

         10.2.2 Termination in the event of Change in Law. The parties shall renegotiate the Fifth Amendment of this Agreement if any party would be materially adversely affected by continued performance as a result of
         (i) a change in law or regulation or (ii) a compliance requirement imposed by a governmental authority. The affected party must promptly notify the other parties of the change or compliance requirement, the material adverse affect, and its desire to renegotiate. If a new amendment is not executed within 60 days of the receipt of the renegotiation notice, the party materially adversely affected shall have the right to terminate the Fifth Amendment upon thirty (30) days prior written notice to the other parties. Any such notice of termination must be given within fifteen (15) days of the end of the sixty (60) day renegotiation period.

         10.2.3 Termination after Program Performance Evaluation. If the results of the Program Performance Evaluation described in subsection 3.2.2(i)(2) are not satisfactory to ASI, ASI may discontinue the AARP HealthLine Services and terminate this amendment effective upon the expiration of the initial two-year term. ASI shall provide United written notice of this decision at least three (3) months prior to the expiration of the initial term."

IN WITNESS WHEREOF, the parties have caused this Amendment of the Agreement to be executed by their duly authorized officers.









AARP SERVICES, INC.


By:_________________________________

Print Name:_________________________

Print Title:________________________




UNITED HEALTHCARE INSURANCE COMPANY


By:_________________________________

Print Name:_________________________

Print Title:________________________

                                                                   EXHIBIT 2.127

CONFIDENTIAL AND PROPRIETARY INFORMATION
OF OPTUM

                            AARP HealthLine Services

OPTUM RETURN ON INVESTMENT (ROI) ESTIMATION MODEL

A comprehensive and yet conservative approach is used to estimate a financial return on investment for purchasers of Optum services. This approach creates a dynamic computer-based actuarial model in spreadsheet format. The model uses both default parameters derived from market segmented analysis of Optum's book of business and customized parameters based upon the specific purchaser's experience. The model's methodology is based on several years of research development including empirical claims, clinical process, and survey studies. Independent industry consultants have favorably reviewed this methodology.


WHAT DOES THE ROI MODEL MEASURE?

There are two principal components of economic return in the model that are relevant to AARP HealthLine Services. These are "Care-path methodology" (referred to as care-path) claims associated outcomes and service intervention values.


1. Care-path Claims Associated Outcomes


This component of the model recognizes that symptom-based triage callers sort into three basic clinical paths as a result of their interaction with Optum. Care-path outcomes are measured using a two part longitudinal methodology. ***

***

***

***


2. Optum Service Intervention Value

This component addresses the value of Optum services that fall outside of claims-associated savings. It is derived from conservative estimates of the cost to provide these services if the customer were to build or buy a capability equivalent to Optum. Types of services include health information nurse, clinical updates, audio library, and administrative assistance and member referrals.

                         How Valid is the ROI Estimate?

This is an estimation model used as a standardized tool for reporting ROI. Comprehensive investigation of a population's actual health care claims experience is very costly and difficult. Thus, it is not feasible to conduct full-scale empirical investigations of the ROI factors on a routine basis for customers. As an alternative, we use an empirical research base to guide the assumptions underlying ROI estimates. Additionally, most variables in the model can accept customer specific input values. Most importantly, the customer's actual Optum utilization experience and Optum program costs are factored into this ROI estimate.


ROI DATA SOURCES

***

***                                                  ***


***                                                  ***

***                                                  ***

***                                                  ***

***                                                  ***




***Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                                                                EXHIBIT 3.3.2(i)

                            AARP HealthLine Services

United offers AARP HealthLine Services to SHIP Medicare Supplement Insureds, as described below. United partners with Optum, a division of United HealthCare Services, Inc., to provide the AARP HealthLine Services. Optum shall make Optum staff available to ASI should ASI have any concerns or questions regarding the services.

AARP HealthLine Services exclude the provision of SHIP Plan information, including by way of example SHIP Plan eligibility requirements and insurance benefit information. Callers who inquire about SHIP Plan information will be given the AARP Health Care Options toll-free telephone number.

I. AARP HEALTHLINE PRODUCT DESCRIPTION


                             NURSE ACCESS FEATURES:


o "Live answer", toll-free telephone access to registered nurses, 24 hours a day, 365 days a year

o        "Live answer", toll-free access to registered nurses who speak Spanish

o Calls are handled by qualified nurses with RN certification and ongoing training

o Help for emergencies, injuries and minor illnesses including immediate guidance and education

o        Wellness tip to all SHIP Medicare Supplement Insureds

o General medical information for all types of health and medical questions

o Decision support for certain high-cost, high-practice variation conditions

o        Self-care recommendations and education

o Approximately 550 clinical guidelines approved by the Medical Director and the Medical Review Panel

o        National relay center for the hearing impaired

o Computerized record system with online, clinical, administrative and resource data

o        Full-time medical director on staff

o        Comprehensive medical library and medical librarian

o        Language Line with access to over 120 languages

o        Ongoing quality management

o Quarterly reports measuring utilization, impact and satisfaction of services

o Information about prescription and over-the-counter medication usage, drug interactions, dosage and precautions



                      HEALTH INFORMATION LIBRARY FEATURES:


o        Over 1,000 recorded health messages

o        Over 700 topics which are of interest to seniors

o        Available 24 hours a day, 365 days a year

o        Toll-free 1-800 service

o        Easy access from any telephone nationwide

o        Ability to listen to an important or a complex topic multiple times

o        Ability to transfer to nurse from the library

o        Access to 500 health messages recorded in Spanish




                        AARP HEALTHLINE QUALITY STANDARDS


o Frequent staff training on health and well-being issues specific to older callers

o Ongoing development of medical triage & health information guidelines for age 50+ callers

o Internal publication on health topics which relate to older Americans which is routed to all nurses so they are kept abreast of the latest news

o        Consulting geriatrician for guidelines and programs

o AARP Quality Plan which tracks and reports AARP HealthLine program quality

                                                             EXHIBIT 3.2.2(i)(1)


                            QUALITY ASSURANCE PROGRAM
                     PERFORMANCE STANDARDS AND MEASUREMENTS

In performing United's obligations relating to AARP HealthLine Services, United shall meet or exceed the following standards:


CUSTOMER SERVICE                                           STANDARD                  MEASUREMENT
----------------                                           --------                  -----------
Average speed of answer                                    30 seconds or less        Call Center System
% Calls answered within 30 seconds                         greater than 90%          Call Center System
Abandonment rate                                            5% or less               Call Center System

COMPLAINT RESOLUTION


Member Complaints                                                                    Complaint Resolution
% resolved within 10 business days                         Greater than 90%          Database


SATISFACTION

% Satisfied Measured Quarterly                             At least 95%              Member Survey

                                                                    EXHIBIT 6.11


           COMPENSATION TO UNITED UNDER SUBSECTIONS 6.11.1 AND 6.11.2


YEAR        AGGREGATE AARP    COMPENSATION TO UNITED**  COMPENSATION TO UNITED**
            HEALTHLINE CLAIM  IF AGGREGATE IS MET       IF AGGREGATE IS NOT MET
            SAVINGS
            ("AGGREGATE"*)

Year One    ***                       ***                           ***

Year Two    ***                       ***                           ***






* Aggregate is defined as the total AARP HealthLine Claim Savings derived from the total Net Avoided Visits calculated in accordance with the model described in Exhibit 2.127.

** Compensation shown is on a "per active SHIP Medicare Supplement Insured per month" basis.














*** Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

             SIXTH AMENDMENT TO THE AARP HEALTH INSURANCE AGREEMENT

         This Sixth Amendment to the AARP Health Insurance Agreement (this "Amendment"), dated as of December 23, 2002 (the "Effective Date"), is made by and between AARP Services, Inc., a Delaware corporation ("ASI") and United HealthCare Insurance Company, a Delaware corporation ("United"). The parties hereto shall collectively be referred to as the "Parties".

                                    RECITALS

         WHEREAS, the AARP, the Trustees of the AARP Insurance Plan, and United are parties to a certain AARP Health Insurance Agreement dated as of February 26, 1997 (the "Original Agreement").

         WHEREAS, by subsequent amendment and assignment on December 28, 1999, AARP, AARP Trust and United agreed to the assignment to and assumption by ASI of certain rights and obligations (the "Third Amendment") and, further, United, AARP and AARP Trust executed a Royalty Agreement dated December 28, 1999 granting United a license to the AARP Marks defined therein and the amended and assigned agreement is a part thereof.

         WHEREAS, in addition to the Third Amendment, four other amendments have been made to the Original Agreement (collectively, the "Agreement").

         WHEREAS, due to changes in the marketplace and to more adequately reflect the value of the AARP Marks, thereby creating greater royalty return to AARP to support its social mission and strategic initiatives for all members, the Parties now wish to amend the terms of the Agreement to reflect the agreement of the Parties regarding AARP royalty compensation.

         NOW, THEREFORE, the Parties agree as follows:

      1. Subsection 6.1 of the Agreement is amended by deleting this subsection in its entirety and replacing it with following:

                  6.1 AARP Royalty. AARP shall be entitled to receive a royalty for AARP's sponsorship of the SHIP and the license to use the AARP Marks in connection therewith. This royalty shall be 3.25% of Member Contribution for Policy Year 2002 and 3.75% of Member Contributions for Policy Year 2003. For Policy Years 2004 through 2007, the royalty shall be 4% of Member Contribution, with a review of the increased royalty amount on rates and competitive position prior to implementation.

         2. The Parties agree to execute, no later than February 28, 2003, a Seventh Amendment to the Original Agreement to reflect the recent agreement of the Parties regarding United compensation.

         3. Except as amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Parties have executed this Sixth Amendment as of the date and year first above written.



----------------------------                         ---------------------------
AARP Services, Inc.                                  United HealthCare Insurance
                                                     Company

                 SEVENTH AMENDMENT TO THE AARP HEALTH INSURANCE

                                   AGREEMENT

         This Seventh Amendment to the AARP Health Insurance Agreement (this "Amendment"), effective as of December 23, 2002 (the "Effective Date"), is made by and between AARP Services, Inc., a Delaware corporation ("ASI") and United HealthCare Insurance Company, a Delaware corporation ("United"). The parties hereto shall collectively be referred to as the "Parties".

                                    RECITALS

         WHEREAS, the AARP, the Trustees of the AARP Insurance Plan, and United are parties to a certain AARP Health Insurance Agreement dated as of February 26, 1997 (the "Original Agreement").

         WHEREAS, by subsequent amendment and assignment on December 28, 1999, AARP, AARP Trust and United agreed to the assignment to and assumption by ASI of certain rights and obligations (the "Third Amendment") and, further, United, AARP and AARP Trust executed a Royalty Agreement dated December 28, 1999 granting United a license to the AARP Marks defined therein and the amended and assigned agreement was made a part thereof.

         WHEREAS, by amendment dated December 23, 2002, ASI and United have agreed to modify the AARP royalty and to execute a subsequent amendment reflecting the agreement of the Parties regarding United compensation (the "Sixth Amendment").

         WHEREAS, in addition to the Third Amendment and Sixth Amendment, four other amendments have been made to the Original Agreement (collectively, the

         "Agreement").

         WHEREAS, to bring United's risk and profit in line with the marketplace to reflect and to continue the superior resources and talent United has brought to the SHIP and to ensure that the SHIP is competitively positioned, the Parties now wish to amend the terms of the Agreement to reflect the agreement of the Parties regarding United compensation.

         NOW, THEREFORE, the Parties agree as follows:

      1. The first paragraph of section 6.3 is amended by deleting this paragraph in its entirety and replacing it with the following:

                  6.3 United Risk and Profit Charges. United shall be entitled to receive compensation for assuming the risk associated with the SHIP. Such risk and profit compensation payable to United for Policy Year 2002 shall be *** of Member Contributions for such Policy Year. For Policy Year 2003, the compensation shall be *** of Member Contributions for such Policy Year.

      2. Subsection 6.3.1 is amended by deleting the subsection in its entirety and replacing it with the following:

                  6.3.1    Reserved.

      3. Subsection 6.3.2 is amended by deleting the subsection in its entirety and replacing it with the following:

                  6.3.2 Incentive Percentage. The parties agree that, beginning with Policy Year 2003, *** of United's Risk and Profit Charge for each Policy Year shall be tied to performance standards set forth in Exhibit 3.2.5, which


*** Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

                  shall be revised by ASI and United by March 31, 2003 to reflect the parties' mutual understanding of the applicable performance standards and allocated percentages at risk based on performance. The parties agree that *** of the *** at risk annually shall be tied to achieving the pricing standard of maintaining an average rate increase of less than ***. The Incentive Percentage applicable at any time during a Policy Year shall be determined by reference to United's best estimate of the year-to-date performance.

      4. By June 30, 2003, the parties shall (1) review the impact of the increase in AARP royalty and United risk and profit compensation on rates and competitive position and (2) reach agreement on a recommendation to the AARP Trust regarding United risk and profit compensation for Policy Years 2004 through 2007 with a target in the range of *** to *** of Member Contributions for each such Policy Year, depending on the treatment of the risk and profit component of the Administrative Service Fee. By November 30, 2003, the parties shall complete their review of the impact of the increase in AARP royalty and United risk and profit compensation on rates and competitive position and agree on implementation.

      5. Except as amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Parties have executed this Seventh Amendment as of the date and year first above written.



--------------------------                   -----------------------------------
AARP Services, Inc.                          United HealthCare Insurance Company


*** Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.